UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2018

INNOVUS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Rehco Road, San Diego, CA		92122
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 1.01. Entry into a Material Definitive Agreement

See Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities

On December 30, 2018, the Company entered into a Securities Purchase Agreement, the form of which is attached hereto as Exhibit 10.1 (the “SPA”), with an accredited investor (the “Purchaser”), pursuant to which the Company agreed to offer and sell to the Purchaser (i) an aggregate of 45,306,347 units (“Units”) for $0.07 per Unit, with each Unit consisting of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) (“Shares”), (ii) one warrant to purchase one share of Common Stock at an exercise price of $0.07 per share (“Series A Warrant”), and (iii) one warrant to purchase one share of Common Stock at an exercise price of $0.08 per share (“Series B Warrant”) (the “Offering”); provided, however, that to the extent that the Purchaser determines, at its sole discretion, that its subscription amount would cause the Purchaser’s beneficial ownership to exceed 9.99% of the outstanding shares of Common Stock, then the Purchaser may elect to purchase prefunded warrants (“Series C Warrants,” and together with the Series A and Series B Warrants, the “Purchaser Warrants”) in lieu of Shares as part of the Units, which Series C Warrants shall have a nominal exercise price of $0.001 per share. The gross proceeds expected at closing from the sale of the Units is anticipated to be approximately $3.17 million.

The Purchaser Warrants shall be exercisable immediately upon issuance, subject to an issuance limitation set forth therein equal to the number of authorized and unreserved shares of Common Stock available for issuance on the date hereof, and shall terminate as follows: (i) the Series A Warrants shall terminate 18-months from the date of the Reverse Split, as defined below, (ii) the Series B Warrants shall terminate five and a half years from the date of the Reverse Split, and (iii) the Series C Warrants shall terminate at such time that they are exercised in full. In addition, each of the Purchaser Warrants contains a beneficial ownership limitation. The form of the Purchaser Warrants is attached hereto as Exhibit 4.1.    The Offering is anticipated to close on or about January 3, 2019 (the “Closing Date”), subject to customary closing conditions.

In connection with the Offering, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”), the form of which is attached hereto as Exhibit 10.2, with the Purchaser, pursuant to which the Company agreed to file a registration statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) no later than 30 days after the Closing Date in order to register, on behalf of the Purchaser, the Shares and shares of Common Stock issuable upon exercise of the Purchaser Warrants issued in connection with the Offering.

In order to provide the Company with additional authorized shares of Common Stock, the Company intends to seek shareholder approval of an amendment to the Company’s Amended and Restated Articles of Incorporation (“Charter”) to effect a reverse split (the “Reverse Split”) of the Company’s issued and outstanding shares of Common Stock, but not the number of authorized shares of Common Stock, on the basis of a ratio to be determined by the Board of Directors (the “Reverse Split Amendment”). The SPA provides that the Company shall not file the Reverse Split Amendment until at least 30 days after the Registration Statement has been declared effective by the Commission.

H.C. Wainwright & Co., LLC (“Placement Agent”) is acting as the Company’s exclusive placement agent in connection with the Offering pursuant to a letter agreement entered into by and between the Company and the Placement Agent on November 19, 2018 (the “Engagement Letter”), a copy of which is attached hereto as Exhibit 10.3. As compensation for its services in connection with the Offering, on the Closing Date the Company shall provide the Placement Agent with: (i) a cash fee equal to 8.5% of the aggregate gross proceeds raised in the Offering, or approximately $269,572, (ii) approximately $85,000 in expenses, and (iii) warrants to purchase 3,397,976 Series B Warrants with an exercise price of $0.0875 per share, which aggregate amount equals 7.5% of the aggregate number of Shares, including Series C Warrants, issued to the Purchaser in connection with the Offering (the “Placement Agent Warrants,” and together with the Purchaser Warrants, the “Warrants”).

The Offering is expected to result in net proceeds to the Company of approximately $2.765 million, after deducting the Placement Agent’s commissions, fees and expenses and the Company’s Offering expenses. The Company currently expects to use the proceeds for, among other purposes, general working capital purposes.

The issuance of the Shares and the Warrants shall each be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506 of Regulation D promulgated thereunder. The Shares and Warrants and the Common Stock issuable upon exercise of the Warrants will not be registered under the Securities Act or any other applicable securities laws upon issuance, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

The foregoing descriptions of the form of SPA, form of Warrants, form of Registration Rights Agreement and Engagement Letter do not purport to be complete, and are qualified in their entirety by reference to the same, attached hereto as Exhibits 10.1, 4.1, 10.2 and 10.3, respectively, each of which are incorporated by reference herein.

Item 8.01 Other Events

On December 31, 2018, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: December 31, 2018

Exhibit Index

Exhibit Number	Description
4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement and disclosure schedules thereto
10.2	Form of Registration Rights Agreement
10.3	Letter Agreement by and between the Company and H.C. Wainwright & Co., LLC
99.1	Press Release dated December 31, 2018